Exhibit 99.4

PRESS RELEASE

AEON Biopharma Announces Closing of Business Combination with Priveterra Acquisition Corp. and Provides Pipeline Update

Common stock and warrants of combined company will be listed on the New York Stock Exchange American under the symbols AEON and AEON WS, respectively

Phase 2 topline data with ABP-450 for the preventive treatment of episodic migraine is anticipated to readout this fall

$50 million financing provides sufficient cash runway to fund operations beyond the anticipated Phase 2 data announcement this fall

IRVINE, Calif., July 24, 2023 – AEON Biopharma, Inc. (“AEON” or the “Company”) (NYSE: AEON, AEON WS), a clinical-stage biopharmaceutical company focused on developing a proprietary botulinum toxin complex for the treatment of multiple debilitating medical conditions, announced today the closing of its previously announced business combination with Priveterra Acquisition Corp. (NASDAQ: PMGM) (“Priveterra”), a special purpose acquisition company. Upon the closing of the merger, Priveterra changed its name to “AEON Biopharma, Inc.” and transitioned the listing of its securities to the New York Stock Exchange American, where its common stock and warrants will now be listed under the symbols AEON and AEON WS, respectively.

In addition, AEON announced the closing of its previously announced funding arrangements of up to $125 million. The funding includes approximately $50 million of committed financing (including $20 million of previously announced financing) from existing and new AEON investors, as well as the cash remaining in Priveterra’s trust account after redemptions. These committed financings provided the capital necessary to consummate the business combination and are expected to provide sufficient proceeds to fund the Company beyond the announcement of topline data from the Company’s Phase 2 study with ABP-450 for the preventive treatment of episodic migraine, anticipated in the fall of 2023. The balance of the $125 million in funding arrangements is in the form of certain forward purchase agreements. Please refer to Priveterra’s report on Form 8-K, filed June 29, 2023 with the Securities and Exchange Commission, for additional information about the financing arrangements.

Upon closing, the Company will have 27,430,741 shares of common stock outstanding.

The combined company will be led by AEON’s team of biotechnology industry veterans, including Marc Forth as Chief Executive Officer and Jost Fischer as Chairman of the Board of Directors.

“The team and I are excited to complete these transactions as we continue our progress on developing a therapeutic-only botulinum toxin,” commented Mr. Forth. “The capital we have raised through these recent transactions will help fund our clinical development of ABP-450 to treat a number of debilitating medical conditions, including episodic and chronic migraine, cervical dystonia and gastroparesis. We expect to deliver on several key clinical milestones from certain of these programs over the next 18 months, including announcing topline data from the ongoing Phase 2 study for episodic migraine in the fall of this year, topline data from the ongoing Phase 2 study for chronic migraine in 2024, and initiation of a pivotal Phase 3 study for cervical dystonia in 2024. In addition to our progress in the clinic, the IND has been cleared by the FDA for a planned Phase 2 study of ABP-450 to treat gastroparesis and we are conducting preclinical studies for the treatment of posttraumatic stress disorder (PTSD). We look forward to our first major data announcement as a public company later this fall.”

PRESS RELEASE

To learn more about AEON and the development of its uniquely positioned therapeutic neurotoxin, visit www.aeonbiopharma.com.

About ABP-450 (prabotulinumtoxinA) Injection

ABP-450 contains a 900 kDa botulinum toxin type-A complex produced by the bacterium Clostridium botulinum. The active part of the botulinum toxin is the 150 kDa component, and the remaining 750 kDa of the complex is made up of accessory proteins that the Company believes help with the function of the active portion of the botulinum toxin. When injected at therapeutic levels, ABP-450 blocks peripheral acetylcholine release at presynaptic cholinergic nerve terminals by cleaving SNAP-25, a protein integral to the successful docking and release of acetylcholine from vesicles situated within the nerve endings leading to denervation and relaxation of the muscle.

About AEON Biopharma

AEON is a clinical stage biopharmaceutical company focused on developing its proprietary botulinum toxin complex, ABP-450 (prabotulinumtoxinA) injection, or ABP-450, for debilitating medical conditions, with an initial focus on the neurosciences market. AEON recently completed a Phase 2 study of ABP-450 for the treatment of cervical dystonia and has an ongoing Phase 2 study of ABP-450 for the preventative treatment of both chronic and episodic migraine. ABP-450 is the same botulinum toxin complex that is currently approved and marketed for cosmetic indications by Evolus under the name Jeuveau. ABP-450 is manufactured by Daewoong in compliance with current Good Manufacturing Practice, or cGMP, in a facility that has been approved by the U.S. Food and Drug Administration, or the FDA, Health Canada and European Medicines Agency, or EMA. AEON has exclusive development and distribution rights for therapeutic indications of ABP-450 in the United States, Canada, the European Union, the United Kingdom, and certain other international territories. The Company has built a highly experienced management team with specific experience in biopharmaceutical and botulinum toxin development and commercialization.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements. Forward-looking statements generally relate to future events or AEON’s future financial or operating performance. For example, statements regarding continued listing on the New York Stock Exchange American, the anticipated timing of clinical results, the impact of current financing arrangements, the competitive environment in which AEON operates, AEON’s expected capital resources and liquidity needs and the expected future operating and financial performance and market opportunities of AEON are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "pro forma", "may", "should", "could", "might", "plan", "possible", "project", "strive", "budget", "forecast", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

PRESS RELEASE

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by AEON and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the outcome of any legal proceedings that may be instituted against AEON or others following the announcement of the business combination and any definitive agreements with respect thereto; (ii) the ability to meet continued stock exchange listing standards following the consummation of the business combination; (iii) the risk that the business combination disrupts current plans and operations of AEON as a result of the announcement and consummation of the business combination; (iv) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of AEON to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (v) costs related to the business combination and being a public company; (vi) changes in applicable laws or regulations; (vii) the possibility that AEON may be adversely affected by other economic, business, regulatory, and/or competitive factors; (viii) AEON’s estimates of expenses and profitability; (ix) the evolution of the markets in which AEON competes; (x) the ability of AEON to implement its strategic initiatives, including the continued development of ABP-450; (xi) the ability of AEON to defend its intellectual property; (xii) the ability of AEON to satisfy regulatory requirements; (xiii) the impact of the COVID-19 pandemic on AEON’s business; and (xiv) other risks and uncertainties set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the company’s final proxy statement/prospectus relating to the business combination and in subsequent filings with the Securities and Exchange Commission.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. AEON does not undertake any duty to update these forward-looking statements.

Contacts

Investor Contact:
Corey Davis, Ph.D.
LifeSci Advisors
+1 212 915 2577
cdavis@lifesciadvisors.com

Source: AEON Biopharma